                                                                   EXHIBIT 10.18

                 THIRD ADDENDUM TO PRIVATE LABEL VENDOR PROGRAM

                            MDA Capital Incorporated

THIS ADDENDUM TO PRIVATE LABEL VENDOR AGREEMENT is made as of February 12, 1997 by and between MDA CAPITAL, INC. ("Assignor"), a corporation, with its principle place of business at 3800 HOWARD HUGHES PKWY SUITE 1800, LAS VEGAS, NV and LIGHTHOUSE CAPITAL, INC, ("Assignee") a wholly owned subsidiary of Syracuse Supply Company, with its headquarters at 5921 Court Street Road, Syracuse, NY 13206.

                                    RECITALS
Assignor and Assignee are parties to a certain Private Label Vendor Agreement dated as of the 15th day of January 1997 (the "Agreement"). The parties hereto acknowledge that the Agreement originally identified A signor as "MDA Capital Corp. and that the proper name of the Assignor is "MDA Capital, Inc." Any reference in this Addendum, the Agreement, or any previous transactions under the Agreement, to MDA Capital Corp. shall be deemed to refer to MDA Capital, Inc.

     Assignee and Assignor wish to expand the scope of the Private Label Vendor Agreement pursuant to the terms of this Addendum.

The Parties hereby agree as follows:

Assignor may offer a 6 month noncancelable rental program ("Rental Program"). Such Rental Program shall only utilize documentation attached hereto as, "Exhibit A". Acceptance of Rentals under the Rental Program shall be subject to credit approval, receipt of documentation, and confirmation at the sole discretion of Assignee.

Assignee may finance transactions under the Rental Program at an agreed upon advance based upon a percentage of the stream of payments contracted between Assignor and Customer. (Example: $8,100 on 6 payments of $1,500.00, first in advance) An assignment document in the form of "Exhibit B" shall be signed by Assignor and returned to Assignee. The assignment document shall provide for the assignment of Assignor's rights, and interest in all the payments from the Customer and Assignor's security interest in the Equipment for each Rental. Assignments shall be on Assignor's letterhead.

Assignor shall provide Assignee credit information on each Customer as required by Assignee. Assignee is not obligated to finance any transaction unless an approval letter is provided to Assignor stating the terms and conditions of the approval. Once approved, all documentation must be completed and the originals returned to Assignee prior to funding by Assignee. Documentation shall include at least the following; Rental agreement, proof of insurance, acceptance notice, and advance payments, original invoice from Assignor, assignment letter, any other documentation required by Assignee and verbal verification of acceptance of the Equipment by the Customer.

Assignor shall guaranty the stream of payments from Customer to Assignee. It is anticipated that the occurrence of one of the following is going to occur;
     i)   Early termination of Rental by Assignor.
     ii)  Early exercise of purchase by Customer.
     iii) Early exercise of financed purchase or lease by Customer.
Assignor shall notify Assignee in writing of any early termination at least 10 business days prior to it's occurrence. Such notice shall include all terms and conditions of early termination. If terminated for any reason. Assignor shall pay Assignee all amounts due by Customer, including; rent payments, late fees, or other amounts due.

In the event the Equipment is returned at the end of the Rental term, Assignor shall be responsible for the return of the Equipment to Assignor, including but not limited to all transportation and insurance costs. Amounts that Assignor shall provide to the Customer in the event of early purchase or termination of the Rental, shall not affect the obligation of Customer to make Rental payments to Assignee, unless released by Assignee in writing. Assignee shall release it's security interest in the Equipment once all amounts due under a Rental are paid by Customer or Assignor. If the Customer chooses to enter into a new agreement, Assignor shall provide Assignee the right of first refusal to provide such financing. Such new financing shall be consistent with the terms and conditions of the Agreement.

This Addendum must be signed by Assignor and Assignee.

MDA Capital Incorporated                        Lighthouse Capital, Inc.

Signed by  /s/ NIKKI MOSELEY                    Signed by /s/ [SIG]
         --------------------                             --------------------

Title   President                               Title   President
     ------------------------                          -----------------------

Date   2/12/97                                   Date    5/15/97
    -------------------------                        -------------------------

ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                        Rental#:

Assignor:                        Assignee:

Amount of Rental:                Date of Rental:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated _________________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

        1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");


        2. Assignor's right pursuant to any guaranty of payment with respect to the Rental;

        3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceed thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

        4. Assignor's right, either in Assignees' own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                Assignor
                                        ---------------------------------------
                                By:
                                        ---------------------------------------
                                Title:
                                        ---------------------------------------
                                Date:
                                        ---------------------------------------

                                                                  RENTAL NUMBER:

MDA Capital, Inc.

CUSTOMER                                                      SUPPLIER

---------------------------------------------------           ----------------------------------------------------------------------
ADDRESS                                                       ADDRESS

---------------------------------------------------           ----------------------------------------------------------------------
CITY            STATE    ZIP   COUNTY                         CITY              STATE        ZIP

---------------------------------------------------           ----------------------------------------------------------------------
PERSON TO CONTACT:       PHONE:                               SALESMAN           PHONE#

---------------------------------------------------           ----------------------------------------------------------------------
EQUIP, LOCATION IF                                            CUSTOMER BUSINESS TYPE:
DIFFERENT THAN ABOVE:                                                 (CHECK ONE) [] Corporation [] Partnership    [] Proprietorship
---------------------------------------------------

                           DESCRIPTION OF EQUIPMENT                                BASE RENTAL PAYMENT
                                                                                   (Excluding Applicable Taxes)       $1,500.00
QUANTITY           (INCLUDE MAKE, MODEL NO. AND SERIAL NO.)                        -----------------------------------------------
---------------------------------------------------------------------------        RENTAL TERM (Months) = 6 MONTH
                                                                                   -----------------------------------------------


                                                                                                      PAYABLE SCHEDULE
                                                                                   -----------------------------------------------
                                                                                   ADVANCE PAYMENT: $1,500.00

                                                                                   This represents:         First Payment
                                                                                                     -------------------------------
                                                                                   Remaining Monthly Payments   5 at $1,500.00
                                                                                                                  -
                                                                                                        Taxes and Fees Not Included

                                                                                   ADMINISTRATION FEE:       $50.00

                                                                                   OTHER: $500.00 Cleaning Fee: The Security Deposit
--------------------------------------------------------------------------         -------------------------------------------------

END OF RENTAL               OTHER (Please State): ______     NAME OF CERTIFIED USER:________________________________________________
   OPTION:
------------------------------------------------------------------------------------------------------------------------------------

                                RENTAL AGREEMENT
                              TERMS AND CONDITIONS

DEAR CUSTOMER: We have written this user friendly Rental in plain language because we want you to fully understand its terms. Please read your copy of this Rental fully and feel free to ask us any questions you may have about it. We use the words "you" and "your" to mean the Customer. The words "we" and "our" refer to Owner.

1. RENTAL: We Rent to you and you Rent from us the Equipment described above on this Rental and or any equipment schedule that references and incorporate the terms and conditions of this Rental (collectively and individually the "Rent" or "Rental").

2. NO WARRANTIES: WE RENT THE EQUIPMENT TO YOU "AS IS". YOU AGREE THAT YOU HAVE SELECTED THE SIZE, MODEL, DESIGN AND BRAND OF THE EQUIPMENT USING YOUR OWN JUDGMENT WITHOUT ANY RELIANCE ON US. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ORDINARY USE OR MERCHANTABILITY. YOU AGREE THAT REGARDLESS OF CAUSE, YOU WILL NOT MAKE ANY CLAIM OF ANY KIND AGAINST US OR ANYONE TO WHOM WE MAY ASSIGN THIS RENTAL FOR LOSS OF EXPECTED PROFITS OR ANY OTHER DIRECT, SPECIAL OR INDIRECT DAMAGES OR EXPENSE CAUSED BY THE FAILURE OF THE EQUIPMENT. As long as you are not in default under any of the terms of this Rental, we transfer to you any of the warranties made to us by the manufacturer of the Equipment. Your only remedy for the breach of any of these warranties is against the manufacturer of the Equipment, not against us. Such a breach shall not have any effect at all on the rights and obligations of us and you under this Rental.

3. IMPORTANT. PLEASE DO NOT SIGN THIS RENTAL UNTIL YOU READ AND UNDERSTAND ALL OF ITS TERMS AND CONDITIONS (INCLUDING THOSE ON THE REVERSE SIDE), BECAUSE ONLY THOSE TERMS ARE ENFORCEABLE, NO TERMS OR ORAL PROMISES OTHER THAN THOSE CONTAINED IN THIS RENTAL MAY BE LEGALLY ENFORCED. YOU AGREE TO BE BOUND BY TERMS AS STATED IN THIS RENTAL. THIS RENTAL IS NOT CANCELABLE. THIS RENTAL WILL NOT BECOME EFFECTIVE OR BINDING ON US UNTIL WE SIGN IT.

4. TERMS: This Rental is for the number of months stated in the box labeled "Rental Term" and cannot be canceled by you during its term. We may cancel this Rental at any time and you are required to return the Equipment to us under the conditions of paragraph "14" of this Rental. The rights and obligations of you and us shall commence upon our acceptance of this Rental. At the expiration of the term, in the event that you fail to return the Equipment as stated in paragraph "14", then this Rental shall continue and we shall continue invoicing you and you shall continue to pay us the monthly payment on a month to month basis until the Equipment is returned to us by you. All of the terms and conditions of this Rental remain in full force and effect until this Rental is terminated as provided herein.

5. PAYMENT: You agree to pay to us all Renal payments stated in this Rental.
We shall bill you with an invoice for Rental payments at your address as stated on the front side of this Rental. You shall send all Rental payments to us at the address stated on the invoice. All of the terms and conditions of this Rental remain in effect until it is terminated. Under no circumstances are you excused or relieved from making Rental payments under this Rental.

6. ASSIGNMENT: You may not assign, Sublease, lend, transfer, or pledge this Rental or the Equipment without our prior written approval. Any such transaction without our written approval shall be void. This Rental and its covenants and obligations are binding upon any approved assignee, successor, representative or transferee of yours. We may assign transfer, pledge or sell our interest in the Rental or the Equipment without notice to or approval from you. Our Assignee shall have the opinion to bill you under our name or under its name. If our Assignee bills under our name, that Assignee retains all rights, including the enforcement of remedies, under the terms and conditions of the Rental. If our Assignee bills under its own name, then upon notice of this assignment, you shall send your payments directly to the address on the notification. In no event shall our Assignee be obligated to perform any duty, condition or promise under this Rental but we will remain fully obligated under this Rental.

MDA CAPITAL CORD                                         CUSTOMER TO COMPLETE

                                                         --------------------------------------------------------------------
                                                         COMPANY NAME                                      DATE

ACCEPTED BY OWNER ON:------------------------             X
                         (DATE)                          --------------------------------------------------------------------
                                                         AUTHORIZED SIGNATURE                              TITLE
                                                         (INDICATE CORP., OFFICER, PARTNER, OWNER, ETC.)

---------------------------------------------            --------------------------------------------------------------------
BY:                      TITLE                             PRINT NAME

7. USE OF THE EQUIPMENT. You shall not permit the Equipment to be used by anyone except a duly licensed physician who has been adequately trained and is properly certified to use the Equipment and is familiar with the procedures for use thereof. You shall not permit the Equipment to be used improperly or in a manner inconsistent with its labeling specifications or instructions. You shall comply with all laws, rules and regulations, and all manufacturer's or supplier's suggested guidelines, relating to the use, handling, storage, maintenance, possession and repair of the Equipment. You shall only permit the Equipment to be located and used at your location set forth on this Rental, and except for the return of the Equipment pursuant to this Rental, you shall not relocate the Equipment without our prior written consent. Provided that you are not in default under the terms and conditions of this Rental, you shall have the right to peaceful possession of the Equipment.

8. REPAIRS: You, at your own expense, shall keep the Equipment in good repair, condition, and working order. It shall be your responsibility to: (a) furnish any labor, parts, mechanisms, and devices required and (b) not make any alterations, additions or improvements to the equipment without our prior written consent. You shall have a maintenance agreement at your own expense throughout the term of this Rental.

9. INSURANCE: The Equipment must be insured against all risks of loss, theft, damage, or destruction for its full replacement value until you have met all of your obligations under this Rental. You shall provide us with a certificate of insurance which shall name us as "Additional Insured and Loss Payee". You must also carry Public Liability Insurance of no less than $1,000,000 combined Single-limit coverage naming us as "Additional Insured" and containing an endorsement that this insurance is primary and any other insurance covering us is excess. Each policy is not subject to cancellation except on thirty (30) days prior written notice. You must furnish us with a certificate showing that the insurance required is in effect prior to commencement.

10. NET RENTAL: All Rental payments made under this Rental shall be net to us. This means that you shall pay all taxes, tax pass along, fees and charges resulting from the ownership, possession, or use of this Rental or the Equipment during the term of this Rental. If the Equipment is subject to personal tax, we shall have the option to bill and collect these charges when assessed or to establish a personal property tax account ("PPTA"). If a PPTA is established, we shall bill you and you shall pay us a monthly assessment based on the average annual assessment charges in the State in which the Equipment is located. We shall have the right to change the monthly assessment based on the actual annual assessment. At the expiration of this Rental, you shall pay us for any deficiency in the PPTA. If, at the expiration of this Rental, there are any excess funds in the PPTA we shall pay that amount to you.

11. OWNERSHIP: You are not the owner and do not have title to the Equipment. The only right and interest you shall have in the Equipment shall be under the terms of this Rental. This is a rental of personal property and you agree to do everything necessary or reasonably requested by us to ensure that the Equipment shall be considered and remain personal property. You shall, at your own expense, keep the Equipment free and clear of all liens, charges, claims and other encumbrances.

12. INSPECTION: You will allow us to inspect the Equipment during your regular business hours. You shall give us immediate notice of any legal action, attachment or judicial process affecting the Equipment or our ownership interest in the Equipment.

13. RISK OF LOSS: You are responsible for any damage to or loss of the Equipment from any cause at any time after you receive the Equipment. Even if the Equipment is damaged, lost or stolen you agree to fulfill all your obligations under this Rental including the duty to make all Rental payments subject to paragraph 5 of this Rental.

14. RETURN OF EQUIPMENT: When this Rental lawfully terminates or if you are in default under this Rental, you will, at your own expense, promptly package, insure and transport the Equipment to us or to a location designated by us in the same condition it was at the commencement of this Rental, except for reasonable wear and tear. If you have the option to purchase the Equipment and as long as you are not in default of any provision of this Rental, you may purchase all of the Equipment for the amount indicated on the front side of this Rental provided you give us written notice of your intention to purchase the Equipment at least thirty (30) days prior to the expiration of the Rental term. If you choose to return the Equipment, we shall invoice you and you shall pay us a $500.00 cleaning fee. We may waive the fee if you provide us certified proof that the Equipment is sterilized, clean, and safe for handling, as defined under the Guidelines for Reusable Medical Equipment, Association for the Advancement of Medical Instrumentation, TIR #12, 1994.

15. DEFAULT: You will be in default of this Rental if you: (a) fail to make any Rental payment within ten (10) days after that payment is due, (b) fail to allow us to inspect the Equipment during regular business hours, (c) fail to maintain the Equipment in the same condition it was in when you received it or fail to maintain a service contract on the Equipment, (d) assign or otherwise transfer this Rental or the Equipment to anyone or any other entity without our prior written approval, (e) move the Equipment from the location on the front side of this Rental without our prior written approval, (f) fail to return the Equipment to us upon termination of this Rental or any renewal period, (g) file a petition in bankruptcy or seek similar relief from your creditors, (h) becomes insolvent, (i) default under any other lease or Agreement between you and us, (j) fail to observe or perform any other provision of this Rental.

16. REMEDIES: You agree with us that your default under Paragraph 15 subparts
(a), (d), (f), (g), (h), (i), or (j) are primary defaults and we may, upon written notice to you, demand that you cure that default. If you fail to cure that within five (5) days of the notice, then we may: (1) demand payment of the entire amount of the remaining Rental payments, including those past due, and
(2) take peaceful possession of the Equipment with or without a court order. You agree with us that your default under paragraph 15, subparts (b), (c) or
(e) are secondary defaults and we may, upon written notice to you, demand that you cure that default. If you fail to cure that default within twenty (20) days of the notice, then we may exercise the same remedies available to us for a primary default. Any right or remedy given to us under this Rental does not exclude any other right or remedy available to us under this Rental or allowed by law. Each right and remedy shall be cumulative and may be exercised singlely or in combination. You shall pay all expenses incurred by us to enforce our rights and remedy including expenses for repossession, repair, storage and sale of this equipment. Also reasonable attorneys, collection and court fees or costs.

17. PAYMENT OF EXPENSES: You agree to pay all of the costs and expenses, including reasonable attorney's fees in exercising our rights or remedies under this Rental. You shall pay us late charges at the monthly rate of ten percent (10%) of past due Rental payments to defer our lost use of the payments and to pay for the costs of collection. You shall pay us a returned check or insufficient funds fee in the amount of $25.00.

18. INDEMNITY. You shall defend and indemnify us against, and hold us harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from this Rental and Equipment without any limitations. You agree to indemnify us for any act or omission made by you, or for any inaccurate representation you may have made in connection with this Rental, which causes a delay, loss, disallowance or recapture of any of the tax benefits we may anticipate pursuant to this Rental.

19. NO WAIVER: Any failure by us to require you to strictly perform any provision of this Rental shall not be a waiver of our rights under that provision.

20. SEVERABILITY: If any provision of this Rental is declared invalid, that provision shall not apply and shall be considered omitted from this Rental. All remaining provisions of this Rental, including the default and remedy provisions, shall remain in full force and effect.

21. MODIFICATION AND ADDITIONAL TERMS: This Rental, shall not be modified, amended, addended, supplemented or waived unless agreed to in writing by you and us. This Rental does not incorporate the terms and conditions included in any vendor packaging, invoice, catalog, brochure, technical data sheet or any other document which attempts to carry, modify or add to the terms and conditions stated in this Rental.

22. LAW: In the event this Rental is assigned by us, then you agree that the rights and remedies of the parties shall be interpreted, construed and enforced in a accordance with the laws and public policies of the State of incorporation of the Owner or its assignee. In any legal action concerning this Rental, you agree to personal jurisdiction and venue in the State of New York, or the state of the Assignee's corporate headquarters. You agree that any judgment may be entered by any court having jurisdiction.

23. CORRECTION: You authorize us to fill in dates and make minor corrections on the front side of this Rental.

24. FILINGS AND ADMINISTRATIVE FEES: You grant us the right to file financing statements (UCC-1's) without your signature or by signing your name to the financing statements and amendments to (UCC-3's) as your power of attorney. You shall pay us a one time administrative fee of $50.00.

25. SECURITY DEPOSIT: We shall retain the sum indicated on the front side of this Rental as a security deposit ("Security Deposit") for your obligations under this rental. At the lawful termination of this Rental, as long as you are not in default under paragraph 15 of this Rental, the Security Deposit shall be returned to you unless we choose to apply the Security Deposit to the cleaning fee required under Paragraph 14 of this Rental. No interest shall be paid upon the Security Deposit. If you are in default under Paragraph 15 of this Rental, we may apply the Security Deposit to cure the default.

--------------------------------------------------------------------------------
GUARANTY In order for us to enter into this Rental with you, we require that the party or parties signing below, together and individually, guaranty to us, our assessors and assigns, the performance and prompt payment of all payments due under this Rental. The parties signing below acknowledge that they: (1) will financially benefit from this Rental, (2) agree this Guaranty is of payment and not of collection, (3) waive any and all notices concerning this Rental (4) agree that they shall be bound by paragraph 22 of this Rental, and
(5) understand and agree that they are signing as individuals and not on behalf on any entity.

---------------------------------       ---------------------------------
SIGNATURE                DATE           SIGNATURE                DATE

---------------------------------       ---------------------------------
PRINT NAME                              PRINT NAME

---------------------------------       ---------------------------------
ADDRESS (Not PO Box)   HOME PHONE       ADDRESS (Not PO Box)   HOME PHONE

                                                         Rental Number _________

MDA CAPITAL, INC.

--------------------------------------------------------------------------------
EQUIPMENT ACCEPTANCE AUTHORIZATION
--------------------------------------------------------------------------------

CUSTOMER INFORMATION:

Customer Name _______________________________________________ Contact _____________________
Billing Address _____________________________________________ Phone _(____)________________
Equipment Location ________________________________________________________________________
                   Address           City           County           State           Zip

EQUIPMENT INFORMATION

___________________________________________________________________________________________
Quantity       Model No.        Description
___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

TERM/RENTAL PAYMENT SCHEDULE
Rental Term:                      Months                   Monthly Payment $_______________

Payment frequency:

You hereby certify that all of the Equipment referred to in Rental Number _____ _______ with Us has been delivered to and has been received by You, that all installation or other work necessary prior to the use thereof has been completed, that the Equipment has been examined by You and is in good operating order and condition and is in all respects satisfactory to You, and that the Equipment is accepted by You for all purposes under the Rental.

ACCORDINGLY, YOU ACCEPT THIS RENTAL.

SELECTION OF EQUIPMENT: DISCLAIMER OF WARRANTY. You have selected both the Equipment and the supplier from whom We agree to acquire the Equipment at Your request. YOU ACKNOWLEDGES THAT WE HAVE NO EXPERTISE OR SPECIAL FAMILIARITY CONCERNING THE EQUIPMENT OR ITS USE. YOU AGREE THAT THE EQUIPMENT IS RENTED "AS-IS" AND IS AS SPECIFIED BY YOU, THAT IT IS SUITABLE FOR YOUR PURPOSE, AND THAT WE HAVE MADE NO REPRESENTATION OR WARRANTY ABOUT THE SUITABILITY OR DURABILITY OF THE EQUIPMENT FOR THE PURPOSES AND USES OF YOU, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WE FURTHER DISCLAIM ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO YOU OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. If the Equipment is not properly installed, does not operate as represented or warranted by the supplier and/or manufacturer, or is unsatisfactory for any reason. You shall make any claim only against the supplier and/or manufacturer and waive any such claim against Us and shall, regardless of such claim, continue to pay Us all payments under the Rental. So long as You are not in breach or default of the Rental, We hereby assign to You any rights which We may have against the supplier and/or manufacturer for breach of warranty or other representation respecting any item of Equipment.

YOU ACKNOWLEDGE THAT NEITHER THE SUPPLIER, NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF US, AND THAT NONE OF THEM IS AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THE RENTAL EXCEPT AS AGREED TO IN WRITING AND APPROVED BY US, OR MAKE ANY REPRESENTATION OR WARRANTY ABOUT THE RENTAL. We make no warranty as to the treatment of the Rental, for tax or accounting purposes.

YOU AGREE TO ALL THE TERMS AND CONDITIONS OF THE RENTAL, AND SHALL PERFORM ALL YOUR OBLIGATIONS UNDER THE RENTAL.

DO NO SIGN THIS EQUIPMENT ACCEPTANCE AUTHORIZATION UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT SET FORTH ABOVE.

CUSTOMER ______________________________________________________________________

By;      ______________________________________________________________________

Title:   ______________________________________________________________________
                              Authorized Signature

Date:    ______________________________________________________________________
             THE ABOVE SIGNATORY AFFIRMS THAT HE/SHE IS AUTHORIZED
                          TO ACCEPT ON BEHALF OF YOU.

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------

MDA CAPITAL, INC.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV. 89109
702/791-2910

--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTAL
--------------------------------------------------------------------------------

Customer:                                          Rental #:

Assignor:                                          Assignee:

Date of this Assignment:

In consideration for, and to secure repayment of, the amount advanced from Assignee to Assignor pursuant to a certain Private Label Vendor Agreement by and between Assignor and Assignee dated ___________ and any addendum thereto ("PLVA"), receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee:

     1. Assignor's right to receive rental payments pursuant to an equipment rental agreement or schedule attached hereto ("Rental") from the lessee of the Rental (the "Customer");

     2. Assignor's rights pursuant to any guaranty of payment with respect to the Rental;

     3. Assignor's security interests in any equipment leased pursuant to the Rental (the "Equipment"), including but not limited to any products or proceeds thereof, the right to repossess the Equipment in the event of default by the Customer, and the right to cure defaults at the defaulting party's expense; and

     4. Assignor's right, either in Assignee's own name or in the name of Assignor to initiate, conduct, or settle any legal proceedings under the terms and conditions set forth in the PLVA.

Assignor represents and warrants to Assignee that the information contained in or pertaining to the Rental, including but not limited to any schedule to this Agreement is accurate in all respects.

This Assignment has been delivered to Assignee in, and shall be construed under the laws of the State of New York and any action or proceeding relating to this Agreement shall be initiated in Onondaga County, New York. Assignor hereby consents to the jurisdiction of the courts of the State of New York and situs pursuant to this paragraph.

This Assignment shall not be modified or amended except in writing signed by Assignee and Assignor.

A copy of the Rental and this Assignment kept in the normal course of Assignee's business may be accepted into evidence as an original in any action related to this transaction or the Rental.

                                        Assignor:

                                               MDA Capital, Inc.

                                        By:    /s/ NIKKI M. MOSELEY
                                               ------------------------
                                               Nikki M. Moseley

                                        Its:   President

                                        Dated:
                                               ------------------------